EXHIBIT 4.1

PC UNIVERSE, INC.

2007 STOCK INCENTIVE PLAN

1.

Purpose.  The purpose of this 2007 Stock Incentive Plan (the “Plan”) is to further the interests of PC Universe, Inc., a Nevada corporation (the "Company") by stimulating the efforts of employees who are selected to participate in the Plan, aligning the long term interests of participants with those of the Company's shareholders, and assisting the Company in attracting and retaining key employees.  The Plan permits the grant of stock options, restricted stock, restricted stock units and other forms of stock-based compensation to selected persons providing services to the Company (including non-employee directors).

2.

Definitions.  The following definitions will apply to the Plan:

“Award” means, individually or collectively, a stock option (whether an Incentive Stock Option or Nonqualified Stock Option), restricted stock or restricted stock unit that is granted under the Plan.

“Board” means the board of directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed by the Board to administer the Plan or, if the Board does not appoint a Committee, “Committee” means the Board.

“Common Stock” means the Common Stock, par value $.001 per share, of the Company, or such other class of shares or securities as to which the Plan may be applicable pursuant to Section 9 of the Plan.

“Company” means PC Universe, Inc. and its Subsidiaries (if any).

“Date of Grant” means the date on or as of which an Award is granted, as specified by the Committee.

“Disability” means “disability” as defined in the Company’s long term disability plan or policy.

“Eligible Person” means any person who performs services for the Company, whether as a director, officer, Employee, consultant or other independent contractor.

“Employee” means any person employed on an hourly or salaried basis by the Company.

“Fair Market Value” means, with respect to the Common Stock, (i) if the Common Stock is listed for trading on a national securities exchange, the closing sale price, regular way, of the Common Stock on the principal national securities exchange on which the Common Stock is listed for trading on the trading day next preceding the date as of which Fair Market Value is being determined, or if no sale is reported on such date, the average of the closing bid and asked prices of the Common Stock on such exchange on such date, (ii) if the Common Stock is not listed for trading on any national securities exchange but is listed or quoted on the NASDAQ Stock Market or other interdealer electronic quotation service, the closing sale price of the Common Stock on the trading day next preceding the date as of which Fair Market Value is being determined as reported in NASDAQ or other quotation service, as the case may be, or if no sale is reported on such date, the average of the closing bid and asked prices of the Common Stock on such day as reported in NASDAQ or other quotation service, as the case may be, and (iii) if the Common Stock is not publicly traded on the date as of which Fair Market Value is being determined, Fair Market Value shall be as determined by the Board, using such factors as the Board considers relevant, such as the price at which recent sales have been made, the book value of the Common Stock, and the Company’s current and projected earnings.

“Incentive Stock Option” means a stock option, granted pursuant to this Plan or any other Company plan, that satisfies the requirements of Section 422 of the Code and that entitles the Recipient to purchase stock of the Company.

“Nonqualified Stock Option” means a stock option, granted pursuant to the Plan, that is not an Incentive Stock Option and that entitles the Recipient to purchase stock of the Company.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

“Option Agreement” means a written agreement, between the Company and a Recipient, that sets out the terms and restrictions of an Option Award.

“Option Shareholder” means an Employee who has acquired Shares upon exercise of an Option.

“Option Shares” means Shares that a Recipient receives upon exercise of an Option.

“Period of Restriction” means the period beginning on the Date of Grant of a Restricted Stock or Restricted Stock Unit Award and ending on the date on which all restrictions applicable to the Shares or Restricted Stock Units subject to such Award expire.

“Plan” means this PC Universe, Inc. 2007 Stock Incentive Plan, as amended from time to time.

“Recipient” means an individual who receives an Award.

“Restricted Stock” means an Award granted pursuant to Section 7 of the Plan consisting of Shares subject to such terms and restrictions as shall be established by the Committee.

"Restricted Stock Unit" means an Award granted pursuant to Section 7 of the Plan consisting of the right to receive one Share subject to, and upon satisfaction of, such vesting and other criteria, and subject to such restrictions on transfer and other terms and restrictions, as shall be established by the Committee.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 9 of the Plan.

“Subsidiary” means any corporation 50 percent or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of the Plan.

“Unvested Shares” means Shares issued upon exercise of an Option, or Shares issuable pursuant to the terms of Restricted Stock Unit Awards, which shall be subject to the provisions of Section 7 and shall otherwise be subject to such terms and restrictions as shall be established by the Committee.

3.

Administration.  The Committee will administer the Plan. The Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of non-employee directors shall not prevent an Award from being considered granted under this Plan. The Committee has the exclusive power to select the Recipients of Awards pursuant to the Plan, to establish the terms of the Awards granted to each Recipient, and to make all other determinations necessary or advisable under the Plan.  The Committee has the sole discretion to determine whether the performance of an Eligible Person warrants an Award under the Plan, and to determine the size and type of the Award.  The Committee, in the exercise of its powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Agreement, in the manner and to the extent it deems necessary or expedient to make the Plan fully effective.  The Committee also has the power to determine the duration and purposes of leaves of absence which may be granted to a Recipient without constituting a termination of the Recipient’s employment for purposes of the Plan.  Any of the Committee’s determinations will be final and binding on all persons. The Committee shall have the right to construe the Plan and the Awards granted pursuant thereto, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Awards granted pursuant thereto, and such action shall be final, binding and conclusive upon all parties concerned.  No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee, or for the acts or omissions of any other members of a Committee.  Subject to the numerical limitations on Committee membership set forth herein, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause.  Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

4.

Shares Subject to Plan.  Subject to the readjustment provisions of Section 9 of the Plan, the maximum aggregate number of Shares that may be issued and delivered under the Plan is 4.0 million.  If an Award expires, lapses, terminates or becomes unexercisable, in whole or in part, the unissued Shares subject to such Award will be available for other Awards under the Plan.  Shares issued pursuant to Awards of Restricted Stock which are forfeited by the Recipient and Shares which the Company refrains from issuing for purposes of satisfying Withholding Requirements will be available for other Awards under the Plan. Reacquired Shares may also be used to grant Awards under this Plan.

5.

Eligibility. Any Eligible Person that the Committee in its sole discretion designates is eligible to receive an Award under the Plan.  All officers, directors and key employees of and important consultants and/or advisors to the Company and of or to any present or future Company parent or subsidiary corporation are eligible to receive Awards under this Plan. Only an Employee may receive an Incentive Stock Option.  The Committee’s grant of an Award to a Recipient in any year does not entitle the Recipient to an Award in any other year.  Furthermore, the Committee may grant different types of Awards to different Recipients.  The Committee may consider such factors as it deems pertinent in selecting Recipients and in determining the types and sizes of their Awards. Recipients may include persons who previously received stock, stock options, or other benefits under the Plan or another plan of the Company or a Subsidiary, whether or not the previously granted benefits have been fully exercised or vested.  An Award will not enlarge or otherwise affect a Recipient’s right, if any, to continue to serve the Company and its Subsidiaries in any capacity, and will not restrict the right of the Company or a Subsidiary to terminate at any time the Recipient’s employment. No non-employee director may receive Awards under this Plan which in the aggregate equal more than 20% of the total number of shares of Common Stock authorized for issuance under this Plan and no officer, employee or consultant may receive Awards under this Plan which in the aggregate equals more than 60% of the total number of shares of Common Stock authorized for issuance under this Plan.

6.

Options.  The Committee may grant Options to Recipients in such amounts as the Committee determines in its sole discretion.  An Option may be in the form of an Incentive Stock Option or a Nonqualified Stock Option.  The Committee may grant an Option alone or in addition to another Award.  Each Option will satisfy the following requirements:

(a)

Written Agreement.  Each Option granted to a Recipient will be evidenced by an Option Agreement.  The terms of the Option Agreement need not be identical for different Recipients.  The Option Agreement will contain such provisions as the Committee deems appropriate and will include a description of the substance of each of the requirements in this Section 6.

(b)

Number of Shares.  Each Option Agreement will specify the number of Shares that the Recipient may purchase upon exercise of the Option.

(c)

Exercise Price.  Except as provided in subsection 6(l) of the Plan, the exercise price of each Share subject to an Incentive Stock Option will equal the exercise price designated by the Committee, but will not be less than the Fair Market Value on the Date of Grant.  The exercise price of each Share subject to a Nonqualified Stock Option will equal the exercise price designated by the Committee.

(d)

Duration of Option.  Except as otherwise provided in this Section 6, an Option will expire on the earlier of the tenth anniversary of the Date of Grant or the date set by the Committee on the Date of Grant.

(e)

Vesting of Option; Exercise for Unvested Shares.  Each Option Agreement will specify the vesting schedule applicable to the Option.  The Committee, in its sole discretion, may accelerate the vesting of any Option at any time, and may provide that any Option may be exercised for Unvested Shares.  Unless otherwise provided by the Committee in the terms of an Award, an unexercised Option that is not fully vested will become fully vested, and the restrictions applicable to Unvested Shares shall terminate, if the Recipient of the Option or the Unvested Shares, as the case may be, dies or terminates employment with the Company because of Disability.

(f)

Death.  If a Recipient dies, an Option granted to the Recipient will expire on the one-year anniversary of the Recipient’s death, or if earlier, the original expiration date of the Option.

(g)

Disability.  If the Recipient terminates employment with the Company because of his Disability, an Option granted to the Recipient will expire on the one year anniversary of the Recipient’s last day of employment, or, if earlier, the original expiration date of the Option.

(h)

Retirement or Involuntary Termination.  If the Recipient terminates employment with the Company as a result of his retirement in accordance with the Company’s normal retirement policies, or if the Company terminates the Recipient’s employment other than for Cause, (i) an Incentive Stock Option granted to the Recipient will expire 90 days following the last day of the Recipient’s employment, or, if earlier, the original expiration date of the Option, unless the Committee sets an earlier expiration date on the Date of Grant, and (ii) a Nonqualified Stock Option granted to the Recipient will expire 180 days following the last day of the Recipient’s employment, or, if earlier, the original expiration date of the Option, unless the Committee sets an earlier or later expiration date on the Date of Grant or a later expiration date subsequent to the Date of Grant but prior to 180 days following the Recipient’s last day of employment.

(i)

Termination of Service.  If the Recipient’s employment with the Company terminates for any reason other than the reasons described in subsections 6(f), (g), (h), or (j) of the Plan, an Option granted to the Recipient will expire 30 days following the last day of the Recipient’s employment with the Company, or, if earlier, the original expiration date of the Option, unless the Committee sets an earlier or later expiration date on the Date of Grant or a later expiration date subsequent to the Date of Grant but prior to the 30th day following the Recipient’s last day of employment.  The Committee may not delay the expiration of an Incentive Stock Option more than 90 days after termination of the Recipient’s employment.  During any delay of the expiration date, the Option will be exercisable only to the extent it is exercisable on the date the Recipient’s employment terminates, subject to any adjustment under Section 9 of the Plan.

(j)

Suspension or Termination of Options.  Notwithstanding any provisions set forth in the Plan, if at any time (including after a notice of exercise has been delivered) the Committee reasonably believes that a Recipient has committed an act of misconduct as described in this paragraph, the Committee may suspect the Recipient's right to exercise any Option pending a determination of whether the Recipient committed an act of misconduct.  If the Committee determines that a Recipient has committed na act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of Company rules resulting in loss, damage or injury to the Company, or if a Recipient makes an unauthorized disclose of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, or induces any customer to breach any contract with the Company, neither the Recipient nor his or her estate shall be entitled to exercise any Option whatsoever.  Any determination by the Committee shall be final, conclusive and binding on all parties.  For any Recipient who is an officer of the Company, the determination of the Committee shall be subject to the approval of the Board.

(k)

Conditions Required for Exercise.  An Option is exercisable only to the extent it is vested according to the terms of the Option Agreement, unless the Committee has provided that the Option may be exercised for Unvested Shares.  Furthermore, an Option is exercisable only if the issuance of Shares upon exercise would comply with applicable securities laws.  Each Agreement will specify any additional conditions required for the exercise of the Option.

(l)

Ten Percent Shareholders.  An Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of either the Company or any parent or Subsidiary, will have an exercise price of 110 percent of Fair Market Value on the Date of Grant and will be exercisable only during the five-year period immediately following the Date of Grant.  For purposes of calculating stock ownership of any person, the attribution rules of Code Section 424(d) will apply, and any stock that such person may purchase under outstanding options will not be considered.

(m)

Maximum Option Grants.  The aggregate Fair Market Value, determined on the Date of Grant, of Shares with respect to which any Incentive Stock Options under the Plan and all other plans of the Company or its Subsidiaries become exercisable by any individual for the first time in any calendar year will not exceed $100,000.

(n)

Method of Exercise.  An Option will be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company (or his delegate, in his absence) of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 8 of the Plan.  Payment for Shares with respect to which an Option is exercised may be made (i) in cash, (ii) by certified check, (iii) if permitted by the Company, in the form of Common Stock having a Fair Market Value equal to the exercise price, or (iv) by delivery of a notice instructing the Company to deliver the Shares to a broker subject to the broker’s delivery of cash to the Company equal to the exercise price.  No person will have the rights of a shareholder with respect to Shares subject to an Option granted under the Plan until all conditions to the issuance and delivery of the Shares have been satisfied to the Company's satisfaction and the Company has delivered the Shares to or to the order of the Recipient (which may be accomplished by physical delivery of a certificate or certificates for the Shares, by electronic or other book entry transfer or in such other manner as the Committee may determine).  A partial exercise of an Option will not affect the holder’s right to exercise the remainder of the Option from time to time in accordance with the Plan.

(o)

Designation of Beneficiary.  Each Recipient may file with the Company a written designation of a beneficiary to receive the Recipient’s Options in the event of the Recipient’s death prior to full exercise of such Options.  If the Recipient does not designate a beneficiary, or if the designated beneficiary does not survive the Recipient, the Recipient’s estate will be his beneficiary.  Recipients may, by written notice to the Company, change a beneficiary designation.

(p)

Transferability of Option.  To the extent permitted by tax, securities or other applicable laws to which the Company, the Plan, Recipients or Eligible Persons are subject, and unless provided otherwise by the Committee on the Date of Grant, a Recipient may transfer a Nonqualified Stock Option to (i) the Recipient’s spouse, child, stepchild, grandchild, parent, stepparent, grandparent, or sibling, (ii) a trust for the benefit of any of the foregoing, or (iii) a partnership whose partners consist solely of two or more of the Recipient, the Recipient’s spouse, child, stepchild, grandchild, parent, stepparent, grandparent, or sibling.  An Incentive Stock Option may not be transferred except by will or the laws of descent and distribution.  During the lifetime of the Recipient, all rights of the Incentive Stock Option are exercisable only by the Recipient.

(q)   Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event: (i) an option granted pursuant to this Plan does not qualify as an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an “Incentive Stock Option;” or (iii) any option granted pursuant to this Plan hereof is an “Incentive Stock Option.”

7.

Restricted Stock and Restricted Stock Units.  The Committee may grant Awards of Restricted Stock or Restricted Stock Units to Recipients in such amounts as the Committee determines in its sole discretion.  The Committee may grant Awards of Restricted Stock or Restricted Stock Units alone or in addition to another Award.  Each Restricted Stock or Restricted Stock Unit Award granted to a Recipient will satisfy the following requirements:

(a)

Written Agreement. Each Award will be evidenced by a written agreement, the terms of which need not be identical for each Recipient.  The agreement will specify the Period(s) of Restriction and will include a description of the substance of each of the requirements in this Section 7 and will contain such provisions as the Committee deems appropriate.

(b)

Number of Shares or Restricted Stock Units.  Each agreement will specify the number of Shares of Restricted Stock and Restricted Stock Units granted to the Recipient.

(c)

Transferability.  Shares of Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction, or upon earlier satisfaction of any other conditions, as specified in the agreement with respect to the particular Award.

(d)

Other Restrictions.  The Committee may impose on Shares of Restricted Stock and Restricted Stock Units any other restrictions that the Committee deems advisable, including, without limitation, vesting restrictions, restrictions based upon the achievement of specific Company-wide, Subsidiary, or individual performance goals, and/or restrictions under applicable federal or state securities laws.  All such restrictions shall be set forth in the agreement with respect to the Award.  The Committee may also require that Recipients make cash payments at the time of grant or upon expiration of the Period of Restriction in an amount not less than the par value of the Shares of Restricted Stock or the Shares issued pursuant to Restricted Stock Units.

(e)

Certificate Legend.  Each certificate representing Shares of Restricted Stock, if any, will bear the following legend: The sale or other transfer of the Shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the PC Universe, Inc. 2007 Stock Incentive Plan, and in an Agreement dated _____________. A copy of the Plan and the Agreement may be obtained from the Company.

(f)

Removal of Restrictions.  Upon expiration of the Period of Restrictions, except as otherwise set forth in the agreement with respect to any Award, (i) the restrictions on transferability of Shares of Restricted Stock and the risk of forfeiture set forth in subsection 7(k) hereof shall terminate, and any Recipient holding certificates representing Shares of Restricted Stock shall be entitled to receive a new certificate without the restrictive legend required by subsection 7(e) hereof, and (ii) the Company shall issue to the Recipient one Share for each Restricted Stock Unit as to which the Period of Restrictions has expired.

(g)

Voting Rights.  During the Period of Restriction, Recipients holding Restricted Stock may exercise full voting rights with respect to such Shares.  Recipients holding Restricted Stock Units will have no voting rights with respect to the Units or the Shares issuable with respect to such Units until such Shares are issued to the Recipient following expiration of the Period of Restriction.

(h)

Dividends and Other Distributions.  During the Period of Restriction, Recipients holding Restricted Stock will be entitled to receive all dividends and other distributions payable to the holders of the Common Stock generally.  If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and risks of forfeiture as the Shares of Restricted Stock with respect to which they were paid.  If provided in the terms of an Award of Restricted Stock Units, if, during the Period of Restriction applicable to any Restricted Stock Units, the Company pays any cash dividends on the Common Stock, the Recipient shall receive a number of additional Restricted Stock Units, rounded down to the nearest whole number, equal to the quotient of (i) the number of Restricted Stock Units possessing Dividend Equivalent Rights held by the Recipient as of the record date for such dividend multiplied by the per share amount of the dividend, divided by (ii) the Fair Market Value of a share of Common Stock on the payment date of such dividend.  For purposes of the immediately preceding sentence, a Restricted Stock Unit will be deemed to possess "Dividend Equivalent Rights" only if, pursuant to the terms of the agreement under which such Restricted Stock Unit was granted, the Recipient is entitled to additional Restricted Stock Units in respect of such Restricted Stock Unit.

(i)

Death.  The Period of Restrictions with respect to, and all other restrictions on, a Recipient’s Restricted Stock or Restricted Stock Units will terminate on the date of the Recipient’s death.

(j)

Disability.  If a Recipient terminates employment with the Company because of his total and permanent Disability, the Period of Restrictions with respect to, and all other restrictions on, the Recipient’s Restricted Stock or Restricted Stock Units will terminate  on the Recipient’s last day of employment.

(k)

Termination of Service.  If a Recipient ceases employment for any reason other than death or Disability, the Recipient will forfeit immediately to the Company all nonvested Restricted Stock and all Restricted Stock Units held by the Recipient.  The Committee may, in its sole discretion and upon such terms and conditions as it deems proper, provide for termination of the restrictions on Restricted Stock or Restricted Stock Units following termination of the Recipient's employment.

(l)

Designation of Beneficiary.  Each Recipient may file with the Company a written designation of a beneficiary to receive the Recipient’s Restricted Stock or Restricted Stock Units in the event of the Recipient’s death prior to removal of all restrictions thereon.  If the Recipient does not designate a beneficiary, or if the designated beneficiary does not survive the Recipient, the Recipient’s estate will be his beneficiary. Recipients may, by written notice to the Company, change a beneficiary designation.

8.

Taxes; Compliance with Law; Approval of Regulatory Bodies; Legends.  The Company will have the right to withhold from payments otherwise due and owing to the Recipient or his beneficiary or to require the Recipient or his beneficiary to remit to the Company in cash upon demand an amount sufficient to satisfy any federal (including FICA and FUTA amounts), state or local withholding tax requirements ("Withholding Requirements") at the time the Recipient or his beneficiary recognizes income for federal, state or local tax purposes with respect to any Award under the Plan.  For purposes of satisfying a Recipient's or his beneficiary's obligations to the Company with respect to Withholding Requirements in whole or in part, the Company may elect, and may permit the Recipient or his beneficiary to elect to authorize the Company, to refrain from issuing a number of Shares with respect to an Award, with such Shares being valued for purposes of satisfying Withholding Requirements at Fair Market Value on the date such Shares would otherwise have been issued.  In such case the number of Shares to be issued to a Recipient or his beneficiary in respect of an Award shall be reduced by the number of Shares elected to be withheld.  The Company may revoke any right granted to a Recipient to elect to authorize the Company to satisfy Withholding Requirements by refraining from issuing Shares at any time prior to a Recipient's making such an election.  Any election by a Recipient to authorize the Company to satisfy Withholding Requirements by refraining from issuing Shares must be made on or prior to the date such Withholding Requirements must be satisfied, and once made shall be irrevocable.

The Committee may grant Awards and the Company may issue and deliver Shares under the Plan only in compliance with all applicable federal and state laws and regulations and the rules of all stock exchanges on which the Company’s stock is listed at any time.  Shares may be issued and delivered under the Plan only if either (i) a registration statement pertaining to the Shares to be issued has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of issuance, or (ii) an exemption from the registration requirements of applicable securities laws is available.  The Plan does not require the Company, however, to file such a registration statement or to assure the availability of such exemptions.  Any certificate evidencing Shares issued under the Plan may bear such legends and statements, and will be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 8.  No Option Shares may be issued under the Plan until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.

Each person who acquires the right to exercise an Option or to ownership of Shares by transfer, bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option or receipt of Shares.  In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

9.

Adjustment upon Change of Shares.  If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock occurs, the Committee, in its sole discretion, will equitably adjust the number and class of Shares for which Awards are authorized to be granted under the Plan, the number and class of Shares then subject to Awards previously granted to Employees under the Plan, and the price per Share payable upon exercise of each Award outstanding under the Plan.  To the extent deemed equitable and appropriate by the Board, subject to any required action by shareholders, any Award will pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Award would have been entitled to receive in connection with any merger, consolidation, reorganization, liquidation or dissolution.

10.

Liability of the Company.  Neither the Company nor any parent or Subsidiary of the Company that is in existence or hereafter comes into existence will be liable to any person for any tax consequences incurred by a Recipient or other person with respect to an Award.

11.

Amendment and Termination of Plan.  The Board may alter, amend, or terminate the Plan from time to time without approval of the shareholders of the Company.  The Board may, however, condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other laws applicable to the Company, the Plan, Recipients or Eligible Persons.  Any amendment, whether with or without the approval of shareholders of the Company, that alters the terms or provisions of an Award granted before the amendment (unless the alteration is expressly permitted under the Plan) will be effective only with the consent of the Recipient of the Award or the holder currently entitled to exercise the Award.

12.

Expenses of Plan.  The Company will bear the expenses of administering the Plan.

13.

Duration of Plan.  Awards may be granted under the Plan only during the ten years immediately following the original effective date of the Plan.

14.

Notices.  All notices to the Company will be in writing and will be delivered to the attention of Tom Livia, President, PC Universe, Inc., 504 NW 77th Street, Boca Raton, Florida 33487.  All notices to a Recipient will be delivered personally or mailed to the Recipient at his address appearing in the Company’s personnel records.  The address of any person may be changed at any time by written notice given in accordance with this Section 14.

15.

Applicable Law.  The validity, interpretation, and enforcement of the Plan are governed in all respects by the laws of Florida and the United States of America.

16.

Effective Date.  The effective date of the Plan will be the later of (i) the date on which the Board adopts the Plan or (ii) the date on which the shareholders of the Company approve the Plan.

17.

General Conditions.

(a) Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

(b) Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

(c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

(d) The terms “parent corporation” and “subsidiary corporation” as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

(e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(f) To the extent restricted Shares or Common Stock issued upon the exercise of options granted pursuant to the Plan have not been registered under the federal and state securities laws or an exemption is otherwise unavailable, the certificates for Common Stock to be issued pursuant to the Plan shall bear the following securities legend (the “Securities Legend”):

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

(g) Unless another meaning is provided by agreement between the Company and the grantee, each of the events specified in the following clauses (i) and (ii) of this subsection (g) shall be deemed a “change in control”:  (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or (ii) any other events deemed to constitute a “change in control” by the Committee.

(h)  Attached hereto as an Appendix I and II is a form of Incentive Stock Option and Nonqualified Option, respectively which the Committee may use as a model. Appendix III is a form of Non-Employee Director Option. Appendix IV is a form of Restricted Stock Grant.

Adopted by the Board of Directors this 12 day of July, 2007.

APPENDIX I

INCENTIVE STOCK OPTION

To:
Name

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of PC Universe, Inc. (the “Company”) at a price of $____________  per share pursuant to the Company’s 2007 Stock Incentive Plan (the “Plan”).

Your Option will vest over a five-year period. The Option may first be exercised at any time on or after __________ for up to 20% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date

Percent of Award Vested

20%

20%

20%

20%

Thus, this Option is fully exercisable on or after five years from the Date of Grant.  This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”)  This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.  No fractional shares shall be issued or delivered.

In the event of a “Change in Control” (as defined below) of the Company, your option will, in most cases, from and after the date of the Change in Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly.  A “Change in Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.

Any other event deemed to constitute a “Change in Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b).  The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate in accordance with the terms of the Plan following the time your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date).  After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation.  Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change in Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise, and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.  In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an “Incentive Stock Option,” this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.  If such conformity may not be achieved by amendment, such option shall be deemed to be a Nonqualified Stock Option.

Nothing herein shall modify your status as an at-will employee of the Company.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company may terminate your employment at any time for any reason, or no reason.  You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time.  However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks.  Thereafter, the dispute or disagreement will be submitted to arbitration.  At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement.  You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses.  The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company.  Further, neither you nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

PC UNIVERSE, INC.

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2007 Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions.  I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS

AND OTHER KEY EMPLOYEES

To:
Name

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of PC Universe, Inc. (the “Company”) at a price of $_______ per share pursuant to the Company’s 2007 Stock Incentive Plan (the “Plan”).

Your Option will vest over a five-year period. Your Option may first be exercised at any time on or after ________ for up to 20% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date

Percent of Initial Award Vested

20%

20%

20%

20%

Thus, this Option is fully exercisable on or after five years from the Date of Grant.  This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”).  This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.  No fractional shares shall be issued or delivered.

In the event of a “Change in Control” (as defined below) of the Company, your option will, in most cases, from and after the date of the Change in Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly.  A “Change in Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.

Any other event deemed to constitute a “Change in Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b).  The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate in accordance with the terms of the Plan following such time as your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date).  After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation.  Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change in Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

Except for transfers to ___________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company may terminate your employment at any time for any reason, or no reason.  You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time.  However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks.  Thereafter, the dispute or disagreement will be submitted to arbitration.  At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement.  You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses.  The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company.  Further, neither you nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

PC UNIVERSE, INC.

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2007 Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions.  I accept this option in full satisfaction of any previously written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR NON-EMPLOYEE DIRECTORS

AND IMPORTANT CONSULTANTS AND/OR ADVISORS

To:
Name

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of PC Universe, Inc. (the “Company”), at a price of $_______  per share pursuant to the Company’s 2007 Stock Incentive Plan (the “Plan”).

Your Option will vest over a five-year period.  The Option may first be exercised at any time on or after ______ for up to 20% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date

Percent of Award Vested

20%

20%

20%

20%

Thus, this Option is fully exercisable on or after five years from the Date of Grant.  This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”).  This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.  No fractional shares shall be issued or delivered.

In the event of a “Change in Control” (as defined below) of the Company, your option will, from and after the date of the Change in Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly.  A “Change in Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

III-1

2.

Any other event deemed to constitute a “Change in Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of  Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b).  The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate in accordance with the terms of the Plan following the time which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted.  After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant.  If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation.  Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become (a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change in Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

III-2

Except for transfers to __________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your  portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall

III-3

execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time.  However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks.  Thereafter, the dispute or disagreement will be submitted to arbitration.  At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement.  You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses.  The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company.  Further, neither you nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire

III-4

understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

PC UNIVERSE, INC.

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2007 Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions.  I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

III-5

APPENDIX IV

RESTRICTED STOCK AGREEMENT

RS No.

An Award of Restricted Stock is hereby awarded on ___________, 20__ (the “Award Date”) by PC Universe, Inc. (the “Company”), to ___________________ (the “Grantee”), in accordance with the following terms and conditions and the conditions contained in the Company’s 2007 Stock Incentive Plan (the “Plan”):

1.

Share Award.  The Company hereby awards the Grantee ___________ shares (the “Shares”) of common stock of the Company (the “Common Stock”) pursuant to the Plan, as the same may from time to time be amended, and upon the terms and conditions and subject to the restrictions therein and hereinafter set forth.  A copy of the Plan as currently in effect is incorporated herein by reference and is attached hereto.

2.

Restrictions on Transfer and Restricted Period.  During the period (the “Restricted Period”) commencing on the Award Date and terminating on _________________, 20__, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Grantee, except as hereinafter provided.

Except as set forth below, the Restricted Period with respect to the Shares will lapse at a rate of ___% of the initial award for every ____ months of continuous service completed since the Award Date according to the following schedule: _______________.  Subject to the restrictions set forth in the Plan, the Committee referred to in Section 3 of the Plan or its successor (the “Committee”) shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares thereto, or to remove any or all of such restriction, whenever the Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.

3.

Termination of Service.  Except as provided in Section 9 below, if the Grantee ceases to maintain “continuous service” for any reason other than death or disability, all Shares which at the time of such termination of continuous service are subject to the restrictions imposed by Section 2 above shall upon such termination of continuous service be forfeited to the Company.  If the Grantee ceases to maintain continuous service by reason of death or disability, the Shares then still subject to restrictions imposed by Section 2 will be free of those restrictions and shall not be forfeited.

4.

Certificates for the Shares.  The Company shall issue a certificate (or certificates) in the name of the Grantee with respect to the Shares, and shall hold such certificate (or certificates) on deposit for the account of the Grantee until the expiration of the Restricted Period with respect to the Shares represented thereby.  Such certificate (or certificates) shall bear the following restricted legend (the “Restricted Legend”):

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2007 Stock Incentive Plan of PC Universe, Inc.  Copies of such Plan are on file in the office of the Secretary of PC Universe, Inc., 504 NW 77th Street, Boca Raton, Florida 33487.

The Grantee further agrees that simultaneously with the execution of the Agreement, the Grantee shall execute stock powers in favor of the Company with respect to the Shares and that the Grantee shall promptly deliver such stock powers to the Company.

The following two paragraphs shall be applicable if, on the Award Date, the Common Stock subject to such Award has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

The Grantee hereby agrees, warrants and represents that Grantee is acquiring the Common Stock to be issued pursuant to this Agreement for Grantee’s own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The Grantee further agrees that Grantee will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  The Grantee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

The certificates for Common Stock to be issued pursuant to this Agreement shall bear the following securities legend (the “Securities Legend”):

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The Securities Legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

5.

Grantee’s Rights.  Except as otherwise provided herein, the Grantee, as owner of the Shares, shall have all rights of a shareholder.  During any Restricted Period, the Grantee shall be entitled to vote such Shares as to which the Restricted Period has not yet lapsed or expired (the “Restricted Shares”) in Grantee’s sole discretion, at any annual and special meetings of the shareholders of the Company and at any continuations and adjournments of such meetings, upon any matters coming before such meetings or adjournments.

6.

Cash Dividends.  Cash dividends, if any, paid on the Restricted Shares shall be held by the Company for the account of the Grantee and paid to the Grantee upon the expiration of the Restricted Period or upon the death or disability of the Grantee.  All such withheld dividends shall earn interest at an annual rate determined by the Committee.

7.

Expiration of Restricted Period.  Upon the lapse or expiration of the Restricted Period with respect to any portion of the Shares, the Company shall deliver to the Grantee (or in the case of a deceased Grantee, to Grantee’s legal representative) the certificate in respect of such Shares and the related stock powers held by the Company pursuant to Section 4 above.  The Shares as to which the Restricted Period shall have lapsed or expired shall be free of the restrictions referred to in Section 2 above and such certificate shall not bear the Restricted Legend provided for in Section 4 above.  Notwithstanding the foregoing, the Securities Legend described in Section 4 shall continue to be included on the certificates as long as registration has not occurred.

8.

Adjustments for Changes in Capitalization of the Company.  In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Company or in the shares of Common Stock, the number and class of Shares covered by this Agreement shall be appropriately adjusted by the Committee in the same manner as other outstanding shares are adjusted.   Any shares of Common Stock or other securities received, as a result of the foregoing, by the Grantee with respect to Shares subject to the restrictions contained in Section 2 above also shall be subject to such restrictions and the certificate or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 4 above.

9.

Change in Control.  If the continuous service of the Grantee is involuntarily terminated for whatever reason, other than for cause (as defined by the Committee), at any time within 18 months of a “change in control” (as defined in the Plan), the Restricted Period with respect to all Shares shall lapse upon such termination and all Shares shall become fully vested in the Grantee.

10.

Delivery and Registration of Shares of Common Stock.  The Company’s obligation to deliver Shares hereunder shall be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities legislation or regulation.  Any representation regarding investment intent shall become inoperative upon the registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities regulation.

The Company shall not be required to deliver any Shares under the Plan prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

11.

Plan and Plan Interpretations as Controlling.  The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling.  All determinations and interpretations by the Committee shall be binding and conclusive upon the Grantee or Grantee’s legal representatives with regard to any question arising hereunder or under the Plan.

12.

Grantee Service.  Nothing in this Agreement shall limit the right of the Company or any of its affiliates to terminate the Grantee’s service as an officer or employee, or otherwise impose upon the Company or any of its affiliates any obligation to employ or accept the services of the Grantee.

13.

Withholding and Social Security Taxes.  Upon the termination of any Restricted Period with respect to any Shares (or any such earlier time, if any, that an election is made under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Company shall have the right to withhold from the Grantee’s compensation an amount sufficient to fulfill its or its affiliate’s obligations for any applicable withholding and employment taxes.  Alternatively, the Company may require the Grantee to pay the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld.  The Company shall withhold from any cash dividends paid on the Restricted Stock an amount sufficient to cover taxes owed as a result of the dividend payment.  The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Company, subject to applicable federal, state and local laws.

14.

Tax Consequences.  Grantee has reviewed with Grantee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Grantee is relying solely on such advisors and not on any statements or representations of Company or any of its agents.  Grantee understands that Grantee (and not Company) shall be responsible for Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.  Grantee understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes (as ordinary income) the fair market value of the Shares as of the date any “restrictions” on the Shares lapse.  To the extent that a grant hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), with respect to officers, directors and 10% shareholders, a “restriction” on the Shares includes for these purposes the period after the grant of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act.  Alternatively, Grantee understands that Grantee may elect to be taxed at the time the Shares are granted rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant.

GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION AVAILABLE TO GRANTEE UNDER SECTION 83(B) OF THE CODE, EVEN IF GRANTEE REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON GRANTEE’S BEHALF.

15.

Arbitration.  Any dispute or disagreement between Grantee and the Company with respect to any portion of this Agreement or its validity, construction, meaning, performance or Grantee’s rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) or its successor, as amended from time to time by a sole arbitrator.  However, prior to submission to arbitration Grantee agrees to attempt to resolve any disputes or disagreements with the Company over this Agreement amicably and informally, in good faith, for a period not to exceed 14 days.  Thereafter, the dispute or disagreement will be submitted to arbitration.  The arbitrator shall be independent and impartial, mutually acceptable to the parties and appointed by AAA.  The arbitration shall be held in Palm Beach County, Florida or such other location as the parties may agree.  At any time prior to a decision from the sole arbitrator being rendered, Grantee and the Company may resolve the dispute by settlement.  The Grantee and the Company shall equally share the arbitrator’s fee and the costs charged by the AAA or its successor, but Grantee and the Company shall otherwise be solely responsible for their own respective counsel fees and expenses.  The decision of the sole arbitrator shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on Grantee and the Company.  Further, neither Grantee nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the Award and may be enforced as such in accordance with the provisions of the Award.

16.

Amendment/Choice of Law.  This Agreement constitutes the entire understanding between the Company and the Grantee with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This Agreement and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

17.

Grantee Acceptance.  The Grantee shall signify Grantee’s acceptance of the terms and conditions of this Agreement by signing in the space provided below and signing the attached stock powers and returning a signed copy of this Agreement and the original attached stock powers to the Company.  IF A FULLY EXECUTED COPY HEREOF AND THE ATTACHED STOCK POWERS HAVE NOT BEEN RECEIVED BY THE COMPANY, THE COMPANY HAS THE RIGHT TO REVOKE THIS AWARD, AND AVOID ALL OBLIGATIONS UNDER THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this RESTRICTED STOCK AGREEMENT to be executed as of the date first above written.

PC UNIVERSE, INC.

By:
Name:
Title:

ACCEPTED:

(Street Address)

(City, State & Zip Code)

STOCK POWER

For value received, I hereby sell, assign, and transfer to PC Universe, Inc. (the “Company”) ____________ shares of the common stock of the Company, standing in my name on the books and records of the aforesaid Company, represented by Certificate No. _____ and do hereby irrevocably constitute and appoint the Secretary of the Company attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Company.

Dated:

In the presence of: